SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of Earliest Event Reported): JUNE 27, 2005


--------------------------------------------------------------------------------
                              BMW FS Securities LLC
                         BMW Vehicle Owner Trust 2005-A
                           (Exact name of Registrant)

           Delaware                   333-122561                 22-3784653
           Delaware                   333-122561-01              51-6564395
           --------                   -------------              ----------
   (State of Incorporation)       (Commission File No.)         (IRS Employer
                                                                Identification
                                                                  Number)

                             300 Chestnut Ridge Road
                            Woodcliff Lake, NJ 07677
                            ------------------------
                    (Address of Principal Executive Offices)

                                 (201) 307-4000
                                 --------------
                         (Registrant's telephone number)

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------


(c) Exhibit.
    -------

Exhibit 99.1   --    Servicer Report for BMW Vehicle Owner Trust 2005-A for the
                     Distribution Date June 27, 2005.












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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         BMW FS Securities LLC
                                         BMW Vehicle Owner Trust 2005-A


Date: June 27, 2005                      By:  /s/ Kersten Zerbst
                                             -----------------------------------
                                             Kersten Zerbst
                                             Authorized Signatory










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
                              EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

  99.1            --        Servicer Report for BMW Vehicle Owner Trust 2005-A
                            for the Distribution Date June 27, 2005.















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